EXHIBIT 10.8.1


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (the "Amendment") is entered into this 2nd day of December, 1997 by and between Specialty Care Network, Inc. ("SCN") and David Hicks ("Executive").

     WHEREAS, Executive entered into an Employment Agreement, effective as of March 1, 1998, with SCN pursuant to which Executive agreed to devote full time to the business of the Company and to serve as a member of SCN's senior management;

     WHEREAS, Executive and SCN acknowledge and agree that it is in the best interest of the parties to describe more accurately the duties and reporting relationships in view of the organizational structure at SCN.

     NOW, THEREFORE, AND INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereby agree as follows:

     1. Section 2.2 of the aforementioned Employment Agreement is hereby amended to state as follows:

     Duties. During the Term of the Employment Agreement, the Executive shall devote substantially all of his time and attention and best efforts to the Company's affairs. Specifically, the Executive shall have authority and responsibility, commensurate with and customary for the person holding the office and position for which the Executive has contracted in the Employment Agreement, with respect to the day to day operations and long term management of the Company, as well as implementation of the long range growth strategy of the Company, consistent with directions from the Board of Directors or the Chief Executive Officer. The Executive acknowledges that his title and position, as well as his actual responsibilities, may be modified by the Company to reflect changes in the nature, scope and direction of the Company's business, provided that such modifications shall not substantially diminish Executive's level of responsibilities or stature within the Company. The Executive acknowledges and agrees further that all references herein to the Board of Directors and the Chief Executive Officer include those senior members of management who are delegated the responsibility for overseeing Executive's performance of his job responsibilities.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                           SPECIALTY CARE NETWORK, INC.



                                           /s/ Kerry R. Hicks
                                           ------------------------------------
                                           BY: KERRY R. HICKS
                                               Chief Executive Officer



                                           EXECUTIVE



                                           /s/ David Hicks
                                           ------------------------------------